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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          Chicago Rivet & Machine Co.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 11, 2004

To the Shareholders of
  CHICAGO RIVET & MACHINE CO.

     Notice is hereby given that the Annual Meeting of Shareholders of CHICAGO RIVET & MACHINE CO., an Illinois corporation (the "Company"), will be held at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, on Tuesday, May 11, 2004 at 10:00 A.M., Chicago time, for the following purposes:

          1. To elect a Board of nine directors, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify; and

          2. To consider and act upon such other matters as may properly come before the meeting.

     Shareholders of record at the close of business on March 22, 2004 will be entitled to notice of and to vote at this Annual Meeting and at any adjournments or postponements thereof.

     A copy of the Annual Report of the Company for the year ended December 31, 2003, which contains financial statements, is enclosed.

     You are requested to sign, date and return the accompanying proxy card in the enclosed envelope, whether or not you expect to attend the meeting in person.

     Your cooperation is respectfully solicited and appreciated.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 29, 2004

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2004

     This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share ("Common Stock"), of Chicago Rivet & Machine Co., an Illinois corporation (the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 11, 2004 at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, at 10:00 A.M., Chicago time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Company's Annual Report to Shareholders for the year ended December 31, 2003, including financial statements, this Proxy Statement, the Notice and the attached form of proxy are first being mailed to shareholders on or about March 30, 2004.

     Each shareholder of record at the close of business on March 22, 2004, the record date stated in the Notice, is entitled to vote at the meeting and at any adjournments or postponements thereof. On the record date, there were outstanding 966,132 shares of Common Stock, each entitled to one vote. No other shares of the Company of any other class were outstanding.

     Any shareholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing and delivering to the Secretary of the Company at the above address a subsequent proxy or a written notice of revocation of the proxy, or by attending the Annual Meeting and voting in person. In the absence of any contrary written direction in the proxy, each proxy will be voted for the election of the nominees for director named in this proxy statement and in the proxy, and, in the best judgment of the persons named in the proxy as representatives, upon any other matters which may properly come before the Annual Meeting.

     Proxies will be solicited by mail and may also be solicited by personal interview, telephone, facsimile and telegram. Solicitation will be made on a part-time basis by directors and officers of the Company and by other managerial employees, who will receive no compensation therefor other than their regular salary. The Company will arrange for brokerage houses, nominees and other custodians holding Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. The cost of the solicitation of proxies will be borne by the Company.

     The Board of Directors of the Company does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else may properly present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment on such matters.

                             PRINCIPAL SHAREHOLDERS

     The persons listed in the table below are known by the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock.

                                                              NUMBER OF SHARES       PERCENT
                                                            BENEFICIALLY OWNED AS       OF
NAME AND ADDRESS                                             OF JANUARY 31, 2004     CLASS(1)
----------------                                            ---------------------    --------
John A. Morrissey and Walter W. Morrissey
  One Oakbrook Terrace, Suite 802
  Oakbrook Terrace, Illinois 60181......................            174,566(2)        18.1%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401........................             55,100(2)         5.7%

---------------

(1) The percent of class figures in this table and throughout this proxy statement are based upon the number of the outstanding shares of the Company as of January 31, 2004 (966,132).

(2) The nature of the beneficial ownership of these shares is discussed in the following paragraphs.

     John A. Morrissey and Walter W. Morrissey may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and each may be deemed therefore to be the beneficial owner of the shares beneficially owned by the other. As of January 31, 2004, John A. Morrissey beneficially owned 90,446 shares (9.4%) with sole voting and investment power. As of January 31, 2004, Walter W. Morrissey beneficially owned 84,120 shares (8.7%) with sole voting and investment power. The group consisting of John A. Morrissey and Walter W. Morrissey may be deemed to be a beneficial owner of a total of 174,566 shares (18.1%).

     Dimensional Fund Advisors, Inc. ("Dimensional"), filed a Schedule 13G with the Securities and Exchange Commission on February 6, 2004 in which it stated that it beneficially owned 55,100 shares of Common Stock as of December 31, 2003, all of which shares are owned by four investment companies registered under the Investment Company Act of 1940 for which Dimensional serves as investment manager. In its Schedule 13G, Dimensional disclaimed beneficial ownership of all such shares.

                             ELECTION OF DIRECTORS

     A Board of nine directors is to be elected at the Annual Meeting, to serve until the next Annual Meeting and until their successors shall have been elected and shall qualify. The shares represented by proxies received by the Board of Directors will be voted, in the absence of any contrary direction therein, for the election of the nominees hereinafter listed and described. The Board of Directors believes that the persons named will be available, but, if any nominee is unable or unwilling to serve as director, the proxies will be voted for another individual to be selected by the Board of Directors.

     A majority of the outstanding Common Stock shares of the Company will constitute a quorum at the Annual Meeting. Election as a director requires a plurality of the votes cast at the Annual Meeting, so the nine nominees who receive the largest number of votes cast will be elected as directors. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any proposal submitted to shareholders (except for election of directors). Abstentions, withheld votes and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted as votes against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. For any nominee, withheld votes will have no effect on the election of that nominee.

     In the election of directors, voting rights are cumulative, which means that each shareholder is entitled to as many votes as are equal to the number of his shares multiplied by the number of directors to be elected (nine). Each shareholder may cast all of such votes for one nominee or may distribute them among two or more nominees in his discretion. In the absence of any contrary written direction in the proxy, the proxy will confer discretionary authority on the persons named therein as representatives to cumulate votes selectively among the nominees in the manner just described.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the Board of Directors, the Board of Directors' nominees for director and each executive officer of the Company named in the Summary Compensation Table, including their ages, principal occupations and beneficial ownership of common shares of the Company, and information regarding the beneficial ownership of such shares by all directors and executive officers of the Company as a group:

                                                                            NUMBER OF
                                                                             SHARES
                                                           SERVED AS      BENEFICIALLY      PERCENT
                                                           A DIRECTOR      OWNED AS OF        OF
         NAME            AGE      PRINCIPAL OCCUPATION       SINCE      JANUARY 31, 2004     CLASS
         ----            ---      --------------------     ----------   ----------------    -------
John A. Morrissey......  68    Chairman of the Board and      1968            90,446          9.4%(1)
                               Chief Executive Officer of
                               the Company; President and
                               Director of Algonquin
                               State Bank
Walter W. Morrissey....  61    Attorney at Law                1972            84,120          8.7%(2)
John C. Osterman.......  52    President, Chief Operating     1988             4,000          0.4%(3)
                               Officer and Treasurer of
                               the Company
William T. Divane,
  Jr...................  61    Chairman of the Board and      1999             2,000          0.2%(4)
                               Chief Executive Officer of
                               Divane Bros. Electric Co.
John R. Madden.........  66    Chairman of the Board of       1980               200         0.02%(5)
                               Directors of First
                               National Bank of LaGrange
Edward L. Chott........  68    Chairman of the Board and      2000                --            --(6)
                               Chief Executive Officer of
                               The Broaster Co.
Kent H. Cooney.........  53    Chief Financial Officer of       --                --            --(7)
                               Heldon Bay Limited
                               Partnership
Nirendu Dhar...........  62    General Manager of H & L       2001                --            --(8)
                               Tool Company, Inc.
George P. Lynch........  71    Attorney at Law                  --                --            --(9)
Michael J. Bourg.......  41    Controller of the Company        --               200         0.02%(10)
Donald P. Long.........  52    Vice President-Sales of          --                50            --
                               the Company
All directors and
  executive officers as
  a group..............                                         --           181,016         18.7%

---------------

 (1) Mr. John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer since 1981. He has been President and a director of Algonquin State Bank for more than five years, and is also a director of First National Bank of LaGrange and is President and a director of The First Algonquin Company (a bank holding company). He is a brother of Director Walter W. Morrissey. All of the shares listed above as beneficially owned by Mr. John A. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by Walter W. Morrissey in his individual capacity. See "Principal Shareholders."

 (2) Mr. Walter W. Morrissey has been a partner in the law firm of Morrissey & Robinson for more than five years. Mr. Walter W. Morrissey is a director of The First Algonquin Company and a director of Algonquin State Bank. He is a brother of Director John A. Morrissey. All of the shares listed above as beneficially owned by Mr. Walter W. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by John A. Morrissey in his individual capacity. See "Principal Shareholders." The law firm of Morrissey & Robinson was retained by the Company to perform certain legal services in 2002 and 2003 and has been retained by the Company during the current year to perform additional legal services.

 (3) Mr. Osterman has been President, Chief Operating Officer and Treasurer of the Company since September, 1987. Of the shares listed above as beneficially owned by Mr. Osterman, 600 (0.06%) are beneficially owned by him with sole voting and investment power, 2,800 (0.29%) are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power, and 600 (0.06%) are beneficially owned by his wife. Mr. Osterman expressly disclaims beneficial ownership with respect to the 600 shares owned by his wife.

 (4) Mr. Divane is Chairman of the Board of Directors and Chief Executive Officer of Divane Bros. Electric Co. (an electrical contractor). Prior to that he was President and Chairman of the Board of Directors of Divane Bros. Electric Co. for more than five years. All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

 (5) Mr. Madden has been Chairman of the Board of Directors of First National Bank of LaGrange for more than five years. In addition, he is Chairman of the Board of Directors of F.N.B.C. of LaGrange, Inc. (a bank holding company), Chairman of the Board of Directors of The First Algonquin Company, Chairman of the Board of Directors of State Bank of Illinois, formerly known as West Chicago State Bank, Chairman of the Board of Heritage Bank of Schaumburg and Chairman of the Board of Schaumburg Bancshares, Inc. ( a bank holding company). All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

 (6) Mr. Chott has been Chairman of the Board and Chief Executive Officer of The Broaster Co. (a restaurant equipment manufacturer and food distributor) for more than five years.

 (7) Mr. Cooney has been Chief Financial Officer of Heldon Bay Limited Partnership (a closely held private investment partnership) for more than 5 years. He is also Board Chairman of Harris Bank, Woodstock, Woodstock, Illinois.

 (8) Mr. Dhar has been employed as General Manager of the Company's subsidiary, H & L Tool Company, Inc., since 1996. Mr. Dhar was employed as Plant Manager and Chief Engineer of H & L Tool Company, Inc. prior to the Company's acquisition of H & L Tool Company, Inc. for more than five years.

 (9) Mr. Lynch has been an attorney in private practice for more than five years. He is also a member of the Board of Directors of Algonquin State Bank.

(10) All of the shares listed as held by Mr. Bourg are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings during 2003.

     The Board of Directors has appointed an Audit Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr., and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange applicable to audit committee members. The Audit Committee is a separately designated committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and that Mr. Madden is qualified as an "audit committee financial expert," as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Member John R. Madden's background as described in footnote 5 on page 6 of this proxy statement, along with his training and previous experience as a bank examiner for the Federal Deposit Insurance Corporation provide the basis for this determination. The Audit Committee met five times during 2003. The duties of the Audit Committee include selecting the Company's independent auditor, reviewing the arrangements and scope of the independent auditor's examination, reviewing internal accounting procedures and controls, and reviewing the independence of the auditor in regard to the Company and its management. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix I.

     The Board of Directors has also appointed a Compensation Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr. and John
R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange. Director Walter W. Morrissey served on the Compensation Committee until February 16, 2004. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of all officers of the Company and the development of general policies relating to compensation and benefits of employees of the Company. The Compensation Committee met four times during 2003.

     The Board of Directors has also appointed an Executive Committee, which presently consists of Directors John R. Madden, John A. Morrissey, Walter W. Morrissey and John C. Osterman. Under the by-laws of the Company and the resolution of the Board of Directors appointing the Executive Committee, the Executive Committee has all of the authority of the Board of Directors in the management of the Company, except as otherwise required by law. The Executive Committee met eleven times during 2003.

     The Board of Directors has also appointed a Nominating Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr., and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange. The duties of the Nominating Committee include identifying individuals qualified to serve as directors of the Company and recommending to the Board of Directors nominees for the board and members of board committees. The Nominating Committee was appointed February 16, 2004. Accordingly, it did not hold any meetings in 2003, but met twice in 2004 in connection with the recommendation of nominees for the board in 2004. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as Appendix II.

     The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary at 901 Frontenac Road, Naperville, IL 60563 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the mailing of the Company's proxy statement in connection with the previous year's annual meeting of shareholders.

     The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating

Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.

     The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board, including business and civic leaders in the communities in which the Company's facilities are located. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by shareholders.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the person's accomplishments and qualifications, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's qualifications. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

     Nominee George P. Lynch was recommended for consideration by the Nominating Committee by the Chief Executive Officer and Chairman of the Board of Directors of the Company and by one independent director of the Company. Nominee Kent H. Cooney was recommended for consideration by the Nominating Committee by the Chief Executive Officer and Chairman of the Board of Directors of the Company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     The Board has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board or the non-management directors as a group, any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 901 Frontenac Road, Naperville, IL 60563.

     With the exception of material that is in the nature of advertising, promotions of a product or service, or patently offensive material as determined by the Corporate Secretary, all communications received as set forth in the preceding paragraph will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

     In addition, it is Company policy that each of our directors attend the Annual Meeting. All of our directors were in attendance at the 2003 Annual Meeting.

     Directors of the Company who are also officers receive no compensation for their services as directors or as members of any committee of the Board of Directors, apart from their regular compensation for services as such officers. Each director who is not an officer of the Company receives a director's fee of $9,000 per year and a $1,250 fee for attendance at each meeting of the Board of Directors. Each member of the Audit Committee receives a $350 fee for attendance at each meeting of the Audit Committee. Each member of the Executive Committee who is not an officer of the Company receives an additional fee of $10,000 per year and a $350 fee for attendance at each meeting of the Executive Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of such forms, the Company is not aware that any of its directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 2003 and ending December 31, 2003.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below includes individual compensation information regarding compensation paid by the Company with respect to the fiscal years ended December 31, 2003, 2002, and 2001 to all executive officers of the Company whose salary and bonus exceed $100,000.

     The Company does not provide stock options, stock appreciation rights or other long-term incentive plan awards to its executive officers.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION
                                                     --------------------       ALL OTHER
        NAME & PRINCIPAL POSITION            YEAR     SALARY      BONUS      COMPENSATION(1)
        -------------------------            ----     ------      -----      ---------------
John A. Morrissey -- Chairman and........    2003    $220,500          --            --
  Chief Executive Officer                    2002    $216,577    $ 75,000            --
                                             2001    $210,000    $ 55,000            --
John C. Osterman -- President, Chief.....    2003    $201,206          --        $3,918
  Operating Officer and Treasurer            2002    $197,613    $ 55,000        $8,651
                                             2001    $191,625    $ 35,000        $5,898
Nirendu Dhar -- General Manager,.........    2003    $189,808    $120,000        $2,450
     H & L Tool Company, Inc.                2002    $176,076    $135,000        $7,255
                                             2001    $159,390    $110,000        $4,501
Donald P. Long -- Vice
  President -- Sales.....................    2003    $127,000    $  2,000        $2,541
                                             2002    $127,000    $  3,500        $5,747
                                             2001    $127,000    $  4,000        $4,419
Michael J. Bourg -- Controller...........    2003    $106,625    $  4,000        $2,086
                                             2002    $ 98,750    $  6,000        $4,439
                                             2001    $ 92,750    $  5,000        $3,211

---------------

(1) Includes premiums on term life insurance and Company contributions to the Employees' Trust. Premiums paid for Mr. Osterman's policy were $1,728, $1,656, and $1,656 for 2003, 2002, and 2001, respectively. Premiums paid for Mr. Dhar's policy were $260, $260, and $259 for 2003, 2002, and 2001, respectively. Premiums paid for Mr. Long's policy were $1,097, $1,102, and $1,102 for 2003, 2002, and 2001, respectively. Premiums paid for Mr. Bourg's policy were $873, $769, and $769 for 2003, 2002, and 2001, respectively. The amounts allocated to Mr. Osterman under the Employees' Trust for 2003, 2002, and 2001 were $2,190, $6,995, and $4,242, respectively. The amounts allocated to Mr. Dhar under the Employees' Trust for 2003, 2002, and 2001 were $2,190, $6,995, and $4,242, respectively. The amounts allocated to Mr. Long under the Employees' Trust for 2003, 2002, and 2001 were $1,444, $4,645, and $3,317, respectively. The amounts allocated to Mr. Bourg under the Employees' Trust for 2003, 2002, and 2001 were $1,213, $3,670, and $2,442, respectively.

PROFIT SHARING PLAN

     The Chicago Rivet & Machine Co. Profit Sharing Trust (the "Employees' Trust") is a part of the Chicago Rivet & Machine Co. Profit Sharing Plan (the "Plan") established by the Company for the benefit of its employees. Participants eligible to share in Company contributions include all employees of the Company who have completed one year of service with the Company, except that all individuals employed on October 1, 2003 became participants on that date.

     The Company makes contributions to the Employees' Trust pursuant to a formula based on the Company's annual earnings. The Company may also contribute such other amounts out of current or retained earnings as may be determined by the Board of Directors. The Company's contributions are allocated among eligible participants in proportion to their respective compensation, subject to statutory limitations.

     Each participant has a balance in the Employees' Trust consisting of his share of Company contributions, amounts forfeited by other participants and investment earnings. Each participant's balance vests over a five-year period, beginning with the third year of employment. Full vesting also occurs, regardless of length of employment, when a participating employee reaches normal retirement age, dies or becomes permanently and totally disabled.

     The Plan also contains a 401(k) feature pursuant to which participants may elect to have a portion (up to 60%) of their compensation (but not to exceed the maximum permitted by law) contributed to the Employees' Trust in lieu of receiving it in cash. Each eligible employee, for this purpose, becomes a participant following completion of two months of employment. These contributions are always fully vested and nonforfeitable.

     Contributions received by the Employees' Trust are held by the Trustee and invested in accordance with participants' investment directions among certain investment funds established by the administrative committee and sponsored by the Trustee.

     Distribution of a participant's vested balance is made on termination of employment, or later, if the participant so requests, subject to certain limitations. Distribution is made in a lump sum. Participants may request a loan from the Plan of an amount that does not exceed the lesser of 50% of the participant's 401(k) account balance or $50,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Director Walter W. Morrissey, who served on the Company's Compensation Committee until February 16, 2004, is a partner in the law firm of Morrissey & Robinson, which was retained by the Company to perform legal services in 2002 and 2003 and has been retained by the Company during the current year to perform additional legal services. Walter W. Morrissey is also a brother of Chief Executive Officer and Chairman of the Board of Directors John A. Morrissey.

     In the last completed fiscal year, Chief Executive Officer and Chairman of the Board of Directors John A. Morrissey has served as an officer and a director of The First Algonquin Company. Director John R. Madden, who serves on the Company's Compensation Committee, is an executive officer of The First Algonquin Company. Director Walter W. Morrissey is also a director of The First Algonquin Company.

                      REPORT OF COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION OBJECTIVES

     Chicago Rivet is a leader in the fastener industry manufacturing rivets, standard and specialty cold-formed fasteners, screw machine products and automated assembly equipment, primarily for the automotive industry. The industry is characterized by intense competition for customers, market share and executive talent. The objective of the Executive Compensation Program of the Company (the "Program") is to align compensation with business objectives and performance to enable the Company to attract, retain and reward key executives whose contributions are critical to ensuring the long-term success of the Company and increasing profitability, thereby enhancing shareholder value.

EXECUTIVE COMPENSATION PRINCIPLES

     The elements of total compensation for Company executives are base salary and cash bonuses. The following principles guided compensation decisions for key executives of the Company: compensation opportunity is related to performance; compensation decisions are designed to achieve financial objectives, build shareholder value and reward individual and corporate performance; compensation is competitive and equitable; and the proportion of total pay that is at risk against individual and Company performance objectives increases with the more senior positions. The Committee also considers the experience, length of service and consistent performance of each individual executive when setting compensation levels. The competitors of the Company for executive talent are not necessarily the same companies that are selected to compare shareholder returns (see Stock Performance Graph, page 15) because the Company requires executives with skills from diverse backgrounds.

CEO COMPENSATION

     John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer ("CEO") since 1981. The 2003 base salary and cash bonus for the CEO were determined in accordance with the performance goals referred to above. The Company's net income in 2003 was $.82 million compared to $2.60 million in 2002. The factors considered in fixing the annual salary for performance year 2003 of the CEO were: his leadership, his vision for the future of the Company, his dedication and focus on the short-term and long-term interests of the Company and its stockholders, his professionalism, integrity and competence, the Company's financial results and the achievement of internal and external goals of the Company. In view of the Company's overall operating performance, and consistent with the suggestion of the CEO, the Compensation Committee did not authorize the payment of a cash bonus to the CEO for the year 2003.

COMPENSATION DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the companies' CEO or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. Given the amount of compensation paid the CEO and the four other most highly compensated executive officers, the limits on deductibility of Section 162(m) of the Code on the Company's tax return are not applicable to the Company.

     The Compensation Committee believes that the described executive compensation policy serves the interests of the shareholders and the Company.

                               Committee Members:
                             William T. Divane, Jr.
                                 John R. Madden
                              Walter W. Morrissey

STOCK PERFORMANCE GRAPH

     The graph set forth below shows the cumulative total shareholder return(1) (i.e., price change plus reinvestment of dividends) of the Company's Common Stock during the five-year period ended December 31, 2003, as compared to the Total Return Index for the American Stock Exchange (US) and the Dow Jones US Auto Parts Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
         AMONG CHICAGO RIVET & MACHINE CO., THE TOTAL RETURN INDEX FOR
    THE AMERICAN STOCK EXCHANGE (US), AND THE DOW JONES US AUTO PARTS INDEX

                              [PERFORMANCE GRAPH]

                                                                          Cumulative Total Return
--------------------------------------------------------------------------------------------------------------
                                                             12/98   12/99   12/00   12/01   12/02   12/03
--------------------------------------------------------------------------------------------------------------
 Chicago Rivet & Machine Co.                                  100      95      74     103     107     133
--------------------------------------------------------------------------------------------------------------
 Total Return Index for the American Stock Exchange (US)      100     132     122     114      93     126
--------------------------------------------------------------------------------------------------------------
 Dow Jones US Auto Parts Index                                100     103      75      98      88     126
--------------------------------------------------------------------------------------------------------------

---------------
(1) Cumulative total shareholder return assumes reinvestment of dividends. The above graph assumes $100 was invested on December 31, 1998, in Chicago Rivet & Machine Co., in the Total Return Index for the American Stock Exchange
    (US), and the Dow Jones US Auto Parts Index (formerly titled "Dow Jones Auto Parts Index). The values shown in the graph above are as of the end of each period indicated.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of Edward L. Chott, William T. Divane, Jr., and John R. Madden, each of whom are "independent directors" as defined by the rules of the American Stock Exchange applicable to audit committee members. The Audit Committee operates under a charter approved by the Board of Directors. A copy of this charter is attached to this proxy as Appendix I.

     Management is responsible for the Company's financial statements and the financial reporting process and has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee is responsible for oversight of these processes. The Audit Committee has reviewed and discussed the financial statements with members of management and with the independent accountants.

     Further, the Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Audit Committee has discussed the independent accountants' independence, including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," with both management and with the independent accountants.

     Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2003, which will be filed with the Securities and Exchange Commission. The Audit Committee has also approved the engagement of PricewaterhouseCoopers LLP as independent accountants for 2004.

Edward L. Chott               William T. Divane, Jr.              John R. Madden

March 18, 2004

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP served as the Company's independent certified public accountants for 2003. The Audit Committee has designated that firm as the Company's independent certified public accountants for 2004. A representative of that firm is expected to be present at the Company's 2004 Annual Meeting of Shareholders with the opportunity to make a statement, if so desired, and to be available to respond to appropriate questions.

     The following table shows the fees for professional audit services provided by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for fiscal years 2002 and 2003 and fees billed for other services rendered during those periods.

                                                          2002       2003
                                                        --------   --------
Audit Fees(1).........................................  $146,320   $157,200
Audit-Related Fees(2).................................     7,800     16,530
Tax Fees(3)...........................................        --         --
All Other Fees(4).....................................    28,575         --
                                                        --------   --------
Total.................................................  $182,695   $173,730

---------------

(1) Audit Fees: Fees for the professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's 10-Q filings, and services normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees: Fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. For 2002 and 2003, these fees related to audits of the Company's profit sharing plan.

(3) Tax Fees: Fees for professional services rendered with respect to tax compliance, tax advice and tax planning.

(4) All Other Fees: For 2002, these fees related to professional services in connection with the design and implementation of a new data processing system.

     The engagement of PricewaterhouseCoopers LLP in connection with the annual audit of the Company's financial statements and the reviews of the financial statements included in the Company's quarterly reports and also in connection with the audits of the Company's profit sharing plan were approved by the Audit Committee before the service was provided. It is the policy of the Audit Committee that all services to be performed by PricewaterhouseCoopers LLP be approved in advance of the commencement of such services.

     The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholder proposals for inclusion in proxy materials for the Company's 2005 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 30, 2004. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by December 30, 2004. The Company's by-laws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the by-laws, not later than December 30, 2004 and not earlier than November 30, 2004. However, if the annual meeting is called for a date not within 30 days before or after such anniversary date, such proposals must be received by the Company not later than the close of business on the 10th day following the date notice of the annual meeting was mailed or a public announcement of the annual meeting was made, whichever first occurs. To be in proper written form, a shareholder nomination must set forth the information prescribed in the Company's by-laws.

                                 OTHER MATTERS

     It is not presently expected that any matters other than the election of directors will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with their best judgment on such matters.

              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF COMMON SHARES OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, CHICAGO RIVET & MACHINE CO., P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 29, 2004

APPENDIX I

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                          CHICAGO RIVET & MACHINE CO.
                  AS AMENDED AND RESTATED ON FEBRUARY 16, 2004

I.  PURPOSE OF THE COMMITTEE

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Chicago Rivet & Machine Co. (the "Company") is to oversee the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company.

II.  COMPOSITION OF THE COMMITTEE

     The Committee shall consist of three or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the American Stock Exchange ("Amex"), and any additional requirements that the Board deems appropriate.

     No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

     Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC") pursuant to the Sarbanes-Oxley Act of 2002 (the "Act").

III.  MEETINGS OF THE COMMITTEE

     The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with (i) management and
(ii) the Company's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe warrant Committee attention.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.  DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Amex, or any other applicable regulatory authority:

SELECTION, EVALUATION, AND OVERSIGHT OF THE AUDITORS

     (a) Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Company's Annual Report on Form 10-K is referred to herein as the "independent auditors");

     (b) Review and, in its sole discretion, approve in advance the Company's independent auditors' annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent auditors (which approval should be made after receiving input from the Company's management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the Committee/the chairperson of the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

     (c) Review the performance of the Company's independent auditors, including the lead partner of the independent auditors, and, in its sole discretion, make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

     (d) Evaluate the independence of the Company's independent auditors by, among other things:

          (i) obtaining and reviewing from the Company's independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1;

          (ii) actively engaging in a dialogue with the Company's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors; and

          (iii) taking, or recommending that the Board take, appropriate action to oversee the independence of the Company's independent auditors.

OVERSIGHT OF ANNUAL AUDIT AND QUARTERLY REVIEWS

     (e) Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan's progress and results during the year;

     (f) Review with management and the Company's independent auditors, the following information which is required to be reported by the independent auditors:

          (i) all critical accounting policies and practices to be used;

          (ii) all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

          (iii) all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences;

     (g) Resolve any disagreements between the Company's independent auditors and management regarding financial reporting;

OVERSIGHT OF FINANCIAL REPORTING PROCESS AND INTERNAL CONTROLS

     (h) Review:

          (i) the adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, through inquiry and discussions with the Company's independent auditors and management; and

          (ii) after effectiveness of the applicable SEC rule, the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's Annual Report on Form 10-K.

     (i) Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

          (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

          (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

     (j) Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

     (k) Review with management the progress and results of all internal audit projects;

     (l) Receive periodic reports from the Company's independent auditors and management to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company;

     (m) Review and discuss with the independent auditors the results of the year-end audit of the Company, including any comments or recommendations of the Company's independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company's financial statements should be included in the Annual Report on Form 10-K;

     (n) Establish and maintain free and open means of communication between and among the Committee, the Company's independent auditors and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

MISCELLANEOUS

     (o) Establish and implement policies and procedures for the Committee's review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

     (p) Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement;

     (q) Establish procedures for:

          (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

          (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     (r) Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company;

     (s) Review and assess the adequacy of this Charter on an annual basis; and

     (t) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other consultants or advisor's as it deems necessary.

     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

     Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

APPENDIX II

                      CHARTER OF THE NOMINATING COMMITTEE
            OF THE BOARD OF DIRECTORS OF CHICAGO RIVET & MACHINE CO.
                        ADOPTED AS OF FEBRUARY 16, 2004

I.  PURPOSE OF THE COMMITTEE

     The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Chicago Rivet & Machine Co. (the "Company") shall be to identify and to recommend to the Board individuals qualified to serve as directors of the Company.

II.  COMPOSITION OF THE COMMITTEE

     The Committee shall consist of three or more directors, as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the American Stock Exchange, and any additional requirements that the Board deems appropriate.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.  MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than two times annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.  DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:

          (a) To assist in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others. The Committee may, if it deems appropriate, establish procedures to be followed by stockholders in submitting recommendations for Board candidates.

          (b) To review the background and qualifications of individuals being considered as director candidates. Among the qualifications considered in the selection of candidates, the Committee shall look at the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board.

          (c) To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the by-laws of the Company, which recommendations shall be consistent with the criteria for selecting directors established by the Board from time to time.

          (d) To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

PROXY

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                    REMINDER
                          CHICAGO RIVET & MACHINE CO.
         P.O. BOX 3061, 901 Frontenac Road, Naperville, Illinois 60566
                                   ----------
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey, John R. Madden and John C. Osterman, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 11, 2004, and at any adjournments or postponements thereof, as designated below.

1. Election of the following nine directors:
John A. Morrissey, Walter W. Morrissey, John            Change of Address:
C. Osterman, William T. Divane, Jr., John R.
Madden, Edward L. Chott, Kent H. Cooney,                -----------------------------------
Nirendu Dhar and George P. Lynch.
                                                        -----------------------------------
Except with respect to any nominee for whom
authority to vote is withheld, a vote FOR               -----------------------------------
ALL NOMINEES includes discretionary
authority (i) to cumulate votes selectively             -----------------------------------
among the nominees, and (ii) to vote for a              (If you have written in the above
substituted nominee if any of the nominees              space, please mark the corresponding
listed becomes unable or unwilling to serve.            box on the reverse side of this card.)

2. In their discretion, upon such other
matters as may properly come before the
meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


                                                                   SEE REVERSE
                                                                      SIDE

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark your                                                     6040
     votes as in this
     example.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO
         DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

1.   Election of Directors                                                      2. In their discretion, the Proxies are
     (See Reverse)                        FOR       WITHHELD                    authorized to vote upon such other business
                                FOR ALL                        WITHHOLD         as may properly come before the meeting.
                                NOMINEES  [ ]          [ ]     AS TO ALL
                                                               NOMINEES

----------------------------------------
For all nominees except as written above


                                                                                                        Change of Address  [ ]
                                                                                                        on Reverse Side

                                                                                        The signer hereby revokes all proxies
                                                                                        heretofore given by the signer to vote at
                                                                                        said meeting or any adjournments or
                                                                                        postponements thereof.

                                                                                        NOTE: Please sign exactly as name appears
                                                                                        hereon and be sure to date the proxy. If
                                                                                        shares are held in the name of more than
                                                                                        one person, all holders must sign.
                                                                                        Executors, administrators, trustees,
                                                                                        guardians and corporate officers must give
                                                                                        full title as such.

                                                                                        PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                                                                                        ENCLOSED RETURN ENVELOPE AS PROMPTLY AS
                                                                                        POSSIBLE.


Signature:                              Date:                       Signature:                      Date:
          ------------------------           -------------------              --------------------       -------------------

PROXY

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                          CHICAGO RIVET & MACHINE CO.
         P.O. BOX 3061, 901 Frontenac Road, Naperville, Illinois 60566
                                   ----------
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey, John R. Madden and John C. Osterman, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 11, 2004, and at any adjournments or postponements thereof, as designated below.

1. Election of the following nine directors:
John A. Morrissey, Walter W. Morrissey, John            Change of Address:
C. Osterman, William T. Divane, Jr., John R.
Madden, Edward L. Chott, Kent H. Cooney,                -----------------------------------
Nirendu Dhar and George P. Lynch.
                                                        -----------------------------------
Except with respect to any nominee for whom
authority to vote is withheld, a vote FOR               -----------------------------------
ALL NOMINEES includes discretionary
authority (i) to cumulate votes selectively             -----------------------------------
among the nominees, and (ii) to vote for a              (If you have written in the above
substituted nominee if any of the nominees              space, please mark the corresponding
listed becomes unable or unwilling to serve.            box on the reverse side of this card.)

2. In their discretion, upon such other
matters as may properly come before the
meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


                                                                   SEE REVERSE
                                                                      SIDE

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark your                                                     6040
     votes as in this
     example.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO
         DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.

1.   Election of Directors                                                      2. In their discretion, the Proxies are
     (See Reverse)                        FOR       WITHHELD                    authorized to vote upon such other business
                                FOR ALL                        WITHHOLD         as may properly come before the meeting.
                                NOMINEES  [ ]          [ ]     AS TO ALL
                                                               NOMINEES

----------------------------------------
For all nominees except as written above


                                                                                                        Change of Address  [ ]
                                                                                                        on Reverse Side

                                                                                        The signer hereby revokes all proxies
                                                                                        heretofore given by the signer to vote at
                                                                                        said meeting or any adjournments or
                                                                                        postponements thereof.

                                                                                        NOTE: Please sign exactly as name appears
                                                                                        hereon and be sure to date the proxy. If
                                                                                        shares are held in the name of more than
                                                                                        one person, all holders must sign.
                                                                                        Executors, administrators, trustees,
                                                                                        guardians and corporate officers must give
                                                                                        full title as such.

                                                                                        PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                                                                                        ENCLOSED RETURN ENVELOPE AS PROMPTLY AS
                                                                                        POSSIBLE.


Signature:                              Date:                       Signature:                      Date:
          ------------------------           -------------------              --------------------       -------------------